                                                                    Exhibit 99.4

                               CHERRY CREEK MALL

                                Denver, Colorado

                                  $177,000,000


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                               1


Notice to All Potential Investors
================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, securities backed by the mortgage loans mentioned herein or derivatives thereof (including options).

INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY MORTGAGE ASSETS OR REAL PROPERTIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS AND PROPERTIES. INFORMATION IN THIS MATERIAL REGARDING ANY MORTGAGE ASSETS OR REAL PROPERTIES DISCUSSED HEREIN OR OTHERWISE, IS SUBJECT TO COMPLETION AND CHANGE AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL OFFERING MEMORANDUM FOR ANY RELATED SECURITIES ACTUALLY SOLD TO YOU.


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                               2


Cherry Creek Mall
================================================================================

o     Transaction Overview

o     Sponsorship

o     Loan Summary

o     Property Highlights

o     Sales Highlights

o     In-Line Lease Rollover Profile

o     Financial Highlights

o     Competitive Retail Properties


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                               3


Cherry Creek Mall
Transaction Overview
================================================================================

o     $177,000,000 first mortgage loan

      -     Expected shadow rating of BBB
      -     7-year term (ARD)
      -     Fixed interest rate of 7.68%
      - Interest only payments for the first five years followed by a 25-year amortization schedule for the remaining two years of the loan
      -     Hyper-amortization feature

o The loan is secured by a leasehold interest in Cherry Creek Mall and Cherry Creek West (the "Property"), a two-level 1,316,000 square foot super-regional mall located within 3 miles of downtown Denver, Colorado. The property, which opened in 1990, consists of four anchors (Foley's, Saks Fifth Avenue, Lord & Taylor and Neiman Marcus) totaling 455,000 square feet, 556,000 square feet of in-line space, a power center of approximately 165,000 square feet and a Safeway supermarket of 140,000 square feet.


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                               4


Cherry Creek Mall
Transaction Overview (cont'd)
================================================================================

o Cherry Creek Mall is one of the most dominant malls in Colorado as evidenced by its in-line sales history of approximately $400 per square foot for the past four years. The mall is positioned with upscale anchors, restaurants and specialty stores.

o The property was developed and is currently owned and managed by affiliates of Taubman Centers, Inc. ("Taubman"). Taubman owns 17 properties totaling more than 18,000,000 square feet with four additional malls under construction. Taubman, a REIT, had a market capitalization in excess of $1 billion and ratings of BBB-/Baa2 as of December 1999.

o     The loan has investment-grade characteristics:

      -     Initial loan-to-appraised value of 56.8%
      - DSCR of 1.47x (1.51x at the anticipated repayment date based on a projected loan balance of $172.3 million) utilizing underwritten net cashflow and the loan constant of 9.00%.


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                               5


Cherry Creek Mall
Sponsorship
================================================================================

o Taubman Realty Group L.P. ("Taubman") was formed in 1950 as an operating limited partnership that was engaged in the ownership, operation, and management of regional and super-regional shopping centers. In November 1992, the company was taken public and began operating as a REIT under the name of Taubman Centers, Inc. (NYSE: TCO).

o As of December 1999, Taubman had a market capitalization in excess of $1 billion and ratings of BBB- / Baa2 (S&P/Moody's).

o Taubman owns 17 properties totaling over 18 million square feet. Additionally, Taubman has four malls under construction which total 5.4 million square feet.

o Taubman also manages 11 properties totaling 13 million square feet including the 2.3 million square foot Woodfield Mall in Schaumburg, IL.


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                               6


Cherry Creek Mall
Loan Summary
================================================================================

o     Loan Amount:                      $177,000,000 split into two notes:
                                        $143,200,000 A Note & $33,800,000 B Note

o     Loan Description:                 Fixed rate, leasehold interest, first
                                        lien loan. However, payments on the B
                                        Note are subordinate to payments on the
                                        A Note.

o     Collateral:                       Cherry Creek Mall, a 1,316,000 square
                                        foot super-regional mall located in
                                        Denver, Colorado and Cherry Creek West,
                                        a 165,000 square foot power center
                                        opened in 1994.

o     Interest Rate:                    7.68%

o     Anticipated Repayment Date:       August 11, 2006


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                               7


Cherry Creek Mall
Loan Summary (cont'd)
================================================================================

o     Maturity Date:                    August 11, 2029

o     Term:                             7 years (ARD)

o     Amortization:                     Interest only for the first five years
                                        then amortization based on a 25 year
                                        schedule for the remaining two years;
                                        hyper-amortization(1) commencing after
                                        the Anticipated Repayment Date

o     Lockout Period:                   Earlier of 1) two years from
                                        securitization or 2) three years from
                                        closing

(1) The interest rate for the Cherry Creek Mall loan after the Anticipated Repayment Date shall be fixed at the greater of: the sum of the regular interest rate plus 4%, or the sum of the yield on a US Treasury Note with a term equal to the term of the loan from the Anticipated Repayment Date to the Final Maturity Date plus 4%. After the Anticipated Repayment Date, available excess cash flow will be used to pay down any outstanding principal.


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                               8


Cherry Creek Mall
Loan Summary (cont'd)
================================================================================

o     Prepayment:                       After lockout period, yield maintenance
                                        based on Treasuries flat; 90-day
                                        prepayment window with no penalty prior
                                        to Anticipated Repayment Date

o     Cash Management:                  Hard lockbox; borrower has access to
                                        account until Debt Service Coverage
                                        falls below 1.30x or event of default on ARD

o     Reserves:                         If DSCR falls below 1.30x or an event of
                                        default occurred, monthly reserve of
                                        real estate taxes, insurance, capital
                                        improvements, leasing commissions and
                                        ground lease payments

o     Subordinate Debt:                 None allowed


LEHMAN BROTHERS                                              Warburg Dillon Read
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Cherry Creek Mall
Property Highlights
================================================================================

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                                [PHOTO OMITTED]


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                              10


Cherry Creek Mall
Property Highlights (cont'd)
================================================================================

                                 [MAP OMITTED]


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                              11


Cherry Creek Mall
Property Highlights (cont'd)
================================================================================

o Cherry Creek Mall is one of the dominant malls in Colorado as evidenced by its in-line sales history of approximately $400 per square foot. The mall is positioned with upscale anchors and specialty stores.

o Cherry Creek Mall features a tenant mix that consists of specialty stores that includes the region's only Tiffany & Co. and Louis Vuitton.

o The original mall opened in 1990, and in 1994 Cherry Creek West was completed. In 1997/1998 a new Lord & Taylor (120,000 sf) was added and the old Lord & Taylor space was converted into in-line space. In the spring of 2001 Nordstrom's will be added to the property.

o Access to the center is provided by Steele Street and East First Avenue, major arterial roadways.


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                              12


Cherry Creek Mall
Property Highlights (cont'd)
================================================================================

o     Location:                         Denver, Colorado

o     Property:                         A 1,316,000 square foot super regional
                                        mall that consists of four anchors
                                        totaling 455,000 square feet, in-line
                                        space of 556,000 square feet, a power
                                        center of 165,000 square feet and a
                                        140,000 square feet Safeway supermarket.

o     Overall Occupancy:                97.5% as of 12/31/99

o     In-Line Occupancy:                94.2% as of 12/31/99

o     Year Built/Renovated:             1990 / 1994,1998

o     Borrower:                         A special-purpose, bankruptcy remote
                                        entity affiliated with Taubman Realty


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                              13


Cherry Creek Mall
Property Highlights (cont'd)
================================================================================

o     Sponsor:                          Taubman Realty

o     Borrower's Property Interest:     Leasehold

o     Ground Lease:                     Two separate ground leases related to
                                        the Property (Cherry Creek and Cherry
                                        Creek West) are held by Temple Hoyne
                                        Brell Foundation, a 50% partner in the
                                        Borrower. Both ground leases expire on
                                        October 14, 2083.

o     Anchor Tenants:                   Foley's (177,504 sf), Lord & Taylor
                                        (101,184 sf), Saks Fifth Avenue (88,535
                                        sf) and Neiman-Marcus (87,267 sf)

o     Other Major Tenants:              Safeway (140,000 sf), Bed, Bath and
                                        Beyond (89,000 sf) and Eddie Bauer
                                        (23,232 sf)


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                              14


Cherry Creek Mall
Property Highlights (cont'd)
================================================================================

o     Sales figures:

      -     1999 Total Sales:           $272.0 million
      -     1999 In-Line Sales:         $229.7 million or $450 psf(1)

o     1999 Occupancy Cost:              14.6% of sales

o     Appraised Value:                  $311.8 million as of June 30, 1999

o     Loan To Value (Appraisal):        57%

o     DSCR (NCF):                       1.47x(2)

o     DSCR (NCF) at ARD:                1.51x(3)

(1)   In-line mall stores.
(2) Calculated based on underwritten net cash flow and actual debt constant (i.e., including amortization) of 9.00%. For first five years of loan term when amortization is not required, DSCR is 1.72x at the Anticipated Repayment Date.
(3) Calculated based on projected balance of $171.9 million at the Anticipated Repayment Date.


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                              15


Cherry Creek Mall
Property Highlights (cont'd)
================================================================================

                                      ---------  ----------  ----------    --------------
                                                                             Long-Term
                                       Square    % of Total    Lease       Credit Ratings
                                       Footage      GLA      Expiration     (Moody's/S&P)
                                      ---------  ----------  ----------    --------------
o     Anchors
     -     Foley's (May) (1)          177,504       13.5%      8/9/10          A1 / A+
     -     Lord & Taylor (May) (2)    101,184        7.7%     8/15/10          A1 / A+
     -     Saks Fifth Avenue (2)       88,535        6.7%     8/14/20        Baa2 / BBB+
     -     Neiman-Marcus (2)           87,267        6.6%     8/16/25         Baa2 / BBB
                                    ---------      -----
     Subtotal: Anchor Tenants         454,490       34.5%

o   Major Tenants
     -     Safeway (1)                140,175       10.6%     12/18/00         N/A / BBB
     -     Bed, Bath & Beyond          89,000        6.8%      1/31/10        Ba1 / BBB-
     -     Eddie Bauer (Spiegel)       23,232        1.8%      1/31/09         Ba3 / N/A
                                    ---------      -----
     Subtotal: Major Tenants          252,407       19.2%

o   Mall Stores                       609,103       46.3%
                                    ---------      -----

o   Total GLA                       1,316,000      100.0%

(1)   Leases both land and improvements.
(2)   Anchors own their improvements and lease the land.


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                              16


Cherry Creek Mall
Sales Highlights
================================================================================

                                                  ------    ------    --------
                                                   1997      1998       1999
                                                  ------    ------    --------

o     Total Mall Sales ($ million)                $206.1    $225.3     $272.0

o     In-Line Store Sales Per Square Foot (1)      $407      $424       $450

o     Mall Store Occupancy Cost                    14.4%     14.1%      14.6%

o     Overall Average Occupancy                    95.4%     90.8%      97.5%

(1)   In-line mall stores.


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                              17


Cherry Creek Mall
In-Line Lease Rollover Profile(1)
================================================================================

     [The following table was represented as chart in the printed material.]

                        % of GLA Expiring        Cumulative Expiration
                        -----------------        ---------------------

2000                          10.5%                      10.5%
2001                          13.1%                      23.5%
2002                           4.2%                      27.7%
2003                           5.4%                      33.1%
2004                           3.3%                      36.4%
2005                          11.0%                      47.4%
2006                           9.6%                      57.0%
2007 and beyond               43.1%                     100.0%

(1)   Based upon the expiration of in-line leases currently in place.


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                              18


Cherry Creek Mall
Financial Highlights
================================================================================

                                       -----------   -----------      -----------    -----------
                                                                                         UW
                                          1997          1998             1999(1)      Cashflow
                                       -----------   -----------      -----------    -----------


o     Revenue                          $29,963,919   $32,213,550      $36,578,363    $35,969,135

o     Operating Expenses                11,099,211    11,727,422       13,154,517     12,033,660
                                       -----------   -----------      -----------    -----------

o     Net Operating Income             $18,864,708   $20,486,128      $23,423,846    $23,935,475

o     TI, LC & Replacement Reserves                                                      507,728
                                                                                     -----------

o     Net Cash Flow                                                                  $23,427,747
                                                                                     -----------

(1) 1999 numbers represent annualized figures based on actual operations through September 30, 1999.


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                              19


Cherry Creek Mall
Financial Highlights (Cont'd)
================================================================================

Underwriting Assumptions

o Vacancy was underwritten at 4% of the in-line space, plus 4% of the in-line share of recoveries and percentage rent.

o     Revenues:

      - Underwritten base rent includes all in-place rental income categories including Specialty Income, Expense Reimbursements, Percentage Rent and Other Income based on rent roll for December 1999.
      -     Other Income is underwritten to 1998 actual recoveries.

o     Operating Expenses:

      - Expense Recoveries and Percentage Rent were underwritten to 1998 actual recoveries.
      -     Management Fee is underwritten at 4% of Effective Gross Income.
      -     Real Estate Taxes are underwritten at 1998 actual plus 2%
      - All other Operating Expenses are underwritten to 1998 actual expenditures

o     TI, LC and Replacement Reserves:

      - Tenant Improvements and leasing commissions are derived from actual lease expirations with an 80%/75% (anchor/in-line) renewal probability and 10-year average lease terms. Tenant improvements and leasing commissions are $5.00 psf and 3%, respectively, for anchor tenants and $18.50 psf and 3%, respectively, for in-line tenants. Leasing commissions are $5.00 psf / $18.50 psf (anchor/in-line) for new tenants. No tenant improvement or leasing commission costs were included for renewals.
      -     Replacement Reserves are underwritten at $0.20 per square foot.


LEHMAN BROTHERS                                              Warburg Dillon Read
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                                                                              20


Cherry Creek Mall
Competitive Retail Properties
================================================================================

------------------------    ------------------         ---------------      ----------       ----------------------
      Property                   Location                Year Built/         Size (SF)        Anchor/Major Tenants
                                                         Renovated
-----------------------     ------------------         ---------------      ----------       ----------------------

Aurora Mall                      Aurora, CO            1975 / 1986             999,152          JC Penny, Foley's,
                            (Seven miles east of                                                   and Sears
                             Cherry Creek Mall)

Park Meadows Town Center        Littleton, CO          1996 / N/A            1,500,000       Nordstrom, Dillard's,
                           (Twelve miles southeast                                           Foley's, and Lord &
                            of Cherry Creek Mall)                                                  Taylor